UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 11, 2008


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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)
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               000-32335                                    58-2558701

        (Commission File Number)               (IRS Employer Identification No.)



                        12080 Virginia Blvd
                         Ashland, Kentucky                            41102

            (Address of Principal Executive Offices                 (Zip Code)


                                  (305)420-6781
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 1-Registrants' Business and Operations
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Item 3.03 Material Modification to Rights of Security Holders
In 2006 the Company, pursuant to the Private Placement Memorandum the Company sold approximately $1,240,000 of units consisting of an aggregate of 4,633,324 shares of the Company's common stock and 4,633,324 common stock purchase warrants. Each common stock purchase warrant, as subsequently amended is exercisable for a period of two years at an exercise price of $.50per share. In addition, the placement agent was issued warrants to purchase 235,000 shares of common stock on the same terms and conditions as the investors. On December 10, 2008, the Board of Directors of TX Holdings, Inc. approved an amendment to the warrants to extend the period during which the warrants are exercisable until February 27, 2009. In all other particulars the Warrants will remain the unchanged.







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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 12, 2008                 TX Holdings, Inc.
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                                         (Registrant)


                                         By: /s/ William "Buck" Shrewsbury
                                         William "Buck" Shrewsbury, Chairman

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